Exhibit 99.1

OUR NAME IS OUR MISSION. ServisFirst Bancshares, Inc. NASDAQ: SFBS November 2016

Forward - Looking Statements This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . In addition, ServisFirst Bancshares, Inc . may file or furnish documents with the Securities and Exchange Commission which contain forward - looking statements and management may make forward - looking statements orally to analysts, investors, representatives of the media and others . These statements are based on the current beliefs and expectations of ServisFirst Bancshares, Inc . ’s management and are subject to significant risks and uncertainties . Actual results may differ from those set forth in the forward - looking statements . Factors that could cause ServisFirst Bancshares, Inc . ’s actual results to differ materially from those described in the forward - looking statements can be found in ServisFirst Bancshares, Inc . ’s Annual Report on Form 10 - K for the year ended December 31 , 2015 , and Quarterly Reports on Form 10 - Q for the quarters ended September 30 , 2016 , June 30 , 2016 , and March 31 , 2016 which have been filed with the Securities and Exchange Commission and which are available on ServisFirst Bancshares, Inc . ’s website ( www . servisfirstbank . com ) and on the Securities and Exchange Commission’s website ( www . sec . gov ) . ServisFirst Bancshares, Inc . does not undertake to update the forward - looking statements to reflect the impact of circumstances or events that may arise after the date of the forward - looking statements . ▪ Non - GAAP Financial Measures This presentation includes non - GAAP financial measures . Information about any such non - GAAP financial measures, including a reconciliation of those measures to GAAP, can be found in the presentation . 2 OUR NAME IS OUR MISSION.

ServisFirst at a Glance Overview ▪ Founded in 2005 in Birmingham, AL ▪ Single bank BHC High - Performing Metropolitan Commercial Bank ▪ Total Assets (1) : $6.0 billion ▪ Stockholders’ Equity (1) : $508 million High Growth Coupled with Pristine Credit Metrics (3) ▪ Gross Loans CAGR: 25% ▪ Total Deposits CAGR: 19% ▪ Net Income for Common CAGR: 29% ▪ Diluted EPS CAGR: 20% 3 ▪ ROAA (2) : 1.43% ▪ Efficiency Ratio (2) : 39.29% 1) As of September 30, 2016 2) For nine months ended September 30, 2016 3) 5 - year compounded annual growth rate calculated from December 31, 2010 to December 31, 2015 ▪ NPAs / assets (1) : 0.16% ▪ NPLs / loans (1) : 0.14% OUR NAME IS OUR MISSION.

Our Business Strategy ▪ Simple business model – Loans and deposits are primary drivers, not ancillary services ▪ Limited branch footprint – Technology provides efficiency ▪ Big bank products and bankers – With the style of service and delivery of a community bank ▪ Core deposit focus coupled with C&I lending emphasis ▪ Scalable, decentralized business model – Regional CEOs drive revenue ▪ Opportunistic expansion, attractive geographies – Teams of the best bankers in each metropolitan market ▪ Disciplined growth company that sets high standards for performance 4 OUR NAME IS OUR MISSION .

Opportunistic Expansion ▪ Identify great bankers in attractive markets – Focus on people as opposed to places – Target minimum of $300 million in assets within 3 years – Best bankers in growing markets ▪ Market strategies – Regional CEOs execute simple business model – Back office support and risk management infrastructure – Non - legal board of directors comprised of key business people – Provide professional banking services to mid - market commercial customers that have been neglected or pushed down to branch personnel by national and other larger regional banks ▪ Opportunistic future expansion – Southern markets, metropolitan focus – Draw on expertise of industry contacts 5 OUR NAME IS OUR MISSION .

Milestones 6 ▪ Founded in May 2005 with initial capital raise of $35 million ▪ Reached profitability during Q4 - 2005 and have been profitable every quarter since ▪ Achieved total asset milestones of $1 billion in 2008, $2 billion in 2011, $3 billion in 2013, $4 billion in 2014, $5 billion in 2015, and $6 billion in 2016 2013 2014 May ’05: Founded in Birmingham, AL June ’07: Montgomery, AL March ’11: Correspondent Banking April ’13: Mobile, AL May ’14: NASDAQ listed August ’06: Huntsville, AL September ’08: Dothan, AL April ’11: Pensacola, FL April ’13: Nashville, TN February ‘15: Metro Bank Acquisition OUR NAME IS OUR MISSION . January ’15: Charleston, SC 2015 2012 2013 2011 2010 2009 2008 2007 2006 2005 January ’16: Tampa Bay, FL LPO 2016

Our Footprint OUR NAME IS OUR MISSION. 7 ServisFirst Branches (19)

Our Regions 8 OUR NAME IS OUR MISSION. 1) Represents metropolitan statistical areas (MSAs) 2) As of November 2016 3) As reported by the FDIC as of 6/30/2016 4) Opened in January 2016 as a loan production office Total Branches (2) Total MSA Deposits (3) ($ in billions) Market Share (3) (%) 3 40.1 5.1 2 7.7 6.5 2 7.5 9.9 2 6.6 3.0 2 3.1 16.1 1 76.0 - 2 5.4 5.5 1 52.1 0.3 Atlanta - Sandy Springs - Roswell 3 179.0 0.1 Charleston 1 12.4 0.5 19 389.9Total Nashville Montgomery Dothan Mobile Florida Tampa - St. Petersburg - Clearwater (4) Region (1) Alabama Georgia South Carolina Birmingham - Hoover Huntsville Pensacola - Ferry Pass - Brent Tennessee

Our Business Model ▪ “Loan making and deposit taking” – Traditional commercial banking services – No emphasis on non - traditional business lines ▪ Culture of cost control – “Branch light,” with $282 million (1) average deposits per banking center – Leverage technology and centralized infrastructure – Headcount focused on production and risk management – Key products; including remote deposit capture, cash management, remote currency manager – Outsource selected functions ▪ C&I lending expertise – 41% of gross loans – Target customers: privately held businesses $2 to $250 million in annual sales, professionals, affluent consumers 9 OUR NAME IS OUR MISSION . 1) Includes branches that have been opened for a minimum of one year as of September 30, 2016

Scalable, Decentralized Structure ▪ Local decision - making – Emphasize local decision - making to drive customer revenue – Centralized, uniform risk management and support – Conservative local lending authorities, covers most lending decisions ▪ Geographic organizational structure (as opposed to line of business structure) ▪ Regional CEOs empowered and held accountable – Utilize stock based compensation to align goals ▪ Top - down sales culture – Senior management actively involved in customer acquisition 10 OUR NAME IS OUR MISSION.

Correspondent Banking OUR NAME IS OUR MISSION . 11 9/30/2015 # of Accts Balance (000s) Avg Rel Bal Total Relationships 237 393,322 Fed Funds Purchased 228,415 .96 MM Deposit Accounts 164,907 0.70 MM 9/30/2016 # of Accts Balance (000s) Avg Rel Bal Total Relationships 288 634,512 Fed Funds Purchased 344,390 1.20 MM Deposit Accounts 291,022 1.01 MM

Correspondent Banking Footprint November 2016 12 OUR NAME IS OUR MISSION .

Our Management Team Thomas A. Broughton, III President and Chief Executive Officer ▪ Previously President and CEO of First Commercial Bank (acquired by Synovus Financial, 1992); subsequently, regional CEO for Synovus ▪ American Banker’s 2009 Community Banker of the Year ▪ 61 years old 13 OUR NAME IS OUR MISSION. William M. Foshee EVP and Chief Financial Officer ▪ Previously Chief Financial Officer of Heritage Financial Holding Corporation ▪ Certified public accountant ▪ 62 years old Clarence C. Pouncey , III EVP and Chief Operating Officer ▪ Previously with Wachovia; oversaw production functions in Alabama, Arizona, Tennessee and Texas ▪ Previously SVP of SouthTrust Bank ▪ 59 years old Don G. Owens SVP and Chief Credit Officer ▪ Previously Senior Vice President and Senior Loan Administrator, BBVA - Compass ▪ 64 years old Rodney E. Rushing EVP, Correspondent Banking Executive ▪ Previously Executive Vice President of Correspondent Banking, BBVA - Compass ▪ 59 years old ▪ Management team and Board of Directors own approximately 14% of fully - diluted shares

Our Regions

Servis1st Bank
OUR NAME IS OUR MISSION.

Andrew N. Kattos
EVP and Regional CEO Huntsville
- Previously EVP/Senior Lender for First Commercial Bank
- 47 years old

George C. Barker
EVP and Regional CEO Montgomery
- Previously Group President for Regions Bank Southeast Alabama Bank Group
- 68 years old

B. Harrison Morris
EVP and Regional CEO Dothan
- Previously Market President of Wachovia's operation in Dothan
- 40 years old

Rex D. McKinney
EVP and Regional CEO Pensacola
- Previously EVP/Senior Commercial Lender for First American Bank/Coastal Bank and Trust (Synovus)
- 54 years old

William "Bibb" Lamar
EVP and Regional CEO Mobile
- Previously CEO of BankTrust for over 20 years
- 72 years old

Bradford Vieira
SVP and President Nashville
- Previously SVP and Commercial Banking Manager at ServisFirst Bank
- 41 years old

Thomas G. Trouche
EVP and Regional CEO Charleston
- Previously Executive Vice President Coastal Division for First Citizens Bank
- 52 years old

Kenneth L. Barber
EVP and Regional CEO Atlanta
- Previously founding Chairman and CEO of Metro Bancshares
- 62 years old

Greg Bryant
EVP and Regional CEO Tampa Bay
- Previously President and CEO of Bay Cities Bank in Tampa Bay
- 53 years old

14

Expansion in Tampa Bay Region ▪ Greg Bryant – Regional CEO/EVP – Previously served as President and CEO for Bay Cities Bank – 29 years banking experience ▪ Gwynn Davey – Regional President – Previously served as Market President of Hillsborough County for Bay Cities Bank – 26 years banking and financial experience ▪ Pat Murrin – Chief Credit Officer/SVP – Previously served as EVP, Chief Risk Officer of Bay Cities Bank – 25 years banking experience ▪ Ardian Zika – Middle Market Banking Director/SVP – Previously served as SVP, Commercial Banking Director at Florida Community Bank – 14 years banking experience ▪ Jennifer Noel – Cash Management Officer/SVP – Previously served as VP, Private Relationship Manager at The Bank of Tampa – 18 years banking experience ▪ Jonathan Zunz – Commercial Banking Officer/VP – Previously served as VP, Commercial Lending for Bay Cities Bank – 7 years banking experience ▪ Kristian Negroni – Commercial Banking Officer/VP – Previously served as Commercial Banking Officer for Hancock Bank – 11 years banking experience OUR NAME IS OUR MISSION . 15

OUR NAME IS OUR MISSION. Financial Results

Balance Sheet Growth 17 OUR NAME IS OUR MISSION . 5 - year (1) CAGR = 24.8% 5 - year (1) CAGR = 19.2% Gross Loans ($mm) Total Deposits ($mm) ▪ Organic growth of gross loans and total deposits in the 20% range ▪ 5 - year (1) CAGR of non - interest bearing deposits = 33.3% ▪ 5 - year (1) CAGR of C&I loans = 26.8% $1,395 $1,831 $2,363 $2,859 $3,360 $4,216 $4,657 2010 2011 2012 2013 2014 2015 9/30/16 1) 5 – year CAGR = 12/31/2010 – 12/31/2015 $1,759 $2,144 $2,512 $3,020 $3,398 $4,224 $5,081 2010 2011 2012 2013 2014 2015 9/30/16

▪ Rare combination of balance sheet growth and earnings power ▪ EPS growth includes impact of $55.1 million of common stock issued in five private placements as we entered new markets and $56.9 from the initial public offering Income Growth 18 OUR NAME IS OUR MISSION. 5 - year (1) CAGR = 29.5% 5 - year (1) CAGR = 20.3% Net Income Available to Common Stockholders ($mm) Diluted Earnings Per Common Share $17.4 $23.2 $34.0 $41.2 $51.9 $63.3 $59.7 2010 2011 2012 2013 2014 2015 9/30/16 0.95 1.18 1.66 1.90 2.09 2.39 2.23 2010 2011 2012 2013 2014 2015 9/30/16 1) 5 – year CAGR = 12/31/2010 – 12/31/2015

▪ Primary focus on building core deposits, highlighted by non - interest bearing accounts and non - reliance on CDs ▪ C&I lending expertise within a well balanced loan portfolio Balance Sheet Makeup 19 OUR NAME IS OUR MISSION . Deposit Mix (1) 0.57% Cost of Interest Bearing Deposits (2) Loan Portfolio (1) 4.48% Yield on Loans (2) 1) As of September 30, 2016 2) Average for the three months ended September 30, 2016 Commercial & industrial 41% CRE owner occupied 25% CRE non - owner occupied 16% Consumer mortgage 11% Real estate - construction 6% Consumer 1% Non - interest bearing 25% CDs 10% NOW, Money market, and savings 65%

Loan Growth by Region

Servis 1st Bank
OUR NAME IS OUR MISSION.

Dollars in Thousands Region	12/31/2015	9/30/2016	YTD Growth	YTD Annualized Growth Rate
Birmingham, AL	$ 1,944,161	$ 2,069,014	$ 124,853	9%
Nashville, TN	$ 268,987	$ 374,394	$ 105,407	52%
Mobile, AL	$ 229,935	$ 275,805	$ 45,870	27%
Charleston, SC	$ 74,067	$ 117,281	$ 43,214	78%
Tampa Bay area, FL	$ -	$ 30,600	$ 30,600	NA
Atlanta, GA	$ 156,819	$ 186,336	$ 29,517	25%
Dothan, AL	$ 423,944	$ 451,878	$ 27,934	9%
Pensacola, FL	$ 310,000	$ 328,421	$ 18,421	8%
Huntsville, AL	$ 445,547	$ 454,568	$ 9,021	3%
Montgomery, AL	$ 362,915	$ 368,986	$ 6,071	2%
Total Loans	$ 4,216,375	$ 4,657,284	$ 440,909	14%

20

Loan Growth by Type OUR NAME IS OUR MISSION. 21 Dollars in Thousands Loan Type 12/31/2015 9/30/2016 1,760,479$ 1,910,777$ 150,298$ 34% 243,267$ 292,721$ 49,454$ 11% Owner-Occupied Commercial 1,014,669$ 1,138,308$ 123,639$ 28% 1-4 Family Mortgage 444,134$ 520,394$ 76,260$ 17% Other Mortgage 698,779$ 740,127$ 41,348$ 9% Subtotal: Real Estate - Mortgage 2,157,582$ 2,398,829$ 241,247$ 55% 55,047$ 54,957$ (90)$ 0% Total Loans 4,216,375$ 4,657,284$ 440,909$ 100% YTD Growth by Loan Type % of YTD Growth Real Estate - Mortgage: Commercial, Financial and Agricultural Real Estate - Construction Consumer

Credit Trends

Servis1st Bank
OUR NAME IS OUR MISSION.

Commercial Real Estate Trends

(In Thousands)	Year Ended December 31, 2011	2012	2013	2014	2015	Current Year 3/31/16	6/30/16	9/30/16
1-4 Family Construction Speculative	$ 30,301	$ 24,962	$ 16,403	$ 13,608	$ 25,794	$ 26,804	$ 21,627	$ 24,934
1-4 Family Construction Sold	$ 11,159	$ 21,607	$ 21,414	$ 28,124	$ 29,086	$ 27,682	$ 37,927	$ 41,698
Resi Acquisition & Development	$ 31,400	$ 20,949	$ 20,474	$ 20,009	$ 18,693	$ 23,475	$ 23,322	$ 16,350
Multifamily Permanent	$ 28,481	$ 39,800	$ 38,601	$ 54,725	$ 71,217	$ 79,823	$ 83,083	$ 81,075
Residential Lot Loans	$ 30,115	$ 25,160	$ 20,418	$ 25,630	$ 27,844	$ 24,279	$ 25,383	$ 22,161
Commercial Lots	$ 10,067	$ 10,054	$ 9,479	$ 16,007	$ 17,986	$ 25,697	$ 25,316	$ 25,284
Raw Land	$ 24,961	$ 27,063	$ 24,686	$ 30,124	$ 60,360	$ 49,782	$ 38,864	$ 38,279
Commercial Construction	$ 14,801	$ 26,565	$ 50,389	$ 76,904	$ 72,807	$ 95,845	$ 93,438	$ 140,437
Other CRE Income Property	$ 160,080	$ 219,873	$ 273,806	$ 341,262	$ 517,416	$ 523,018	$ 525,974	$ 550,416
Total CRE (Excluding O/O CRE)	**$ 341,365**	**$ 416,034**	**$ 475,671**	**$ 606,394**	**$ 841,203**	**$ 876,407**	**$ 874,933**	**$ 940,634**
Total Risk-Based Capital	**$ 246,334**	**$ 287,136**	**$ 343,904**	**$ 458,073**	**$ 530,688**	**$ 552,069**	**$ 571,627**	**$ 593,140**
CRE as % of Total Capital	**139%**	**145%**	**138%**	**132%**	**159%**	**159%**	**153%**	**158%**
Total Gross Loans	**$ 1,830,742**	**$ 2,363,182**	**$ 2,858,868**	**$ 3,359,858**	**$ 4,216,375**	**$ 4,340,900**	**$ 4,539,338**	**$ 4,657,284**
CRE as % of Total Portfolio	**19%**	**18%**	**17%**	**18%**	**20%**	**20%**	**19%**	**20%**
CRE Owner Occupied	**$ 398,601**	**$ 568,041**	**$ 710,372**	**$ 793,917**	**$ 1,014,669**	**$ 1,055,852**	**$ 1,117,514**	**$ 1,138,308**
CRE OO as % of Total Portfolio	**22%**	**24%**	**25%**	**24%**	**24%**	**24%**	**25%**	**24%**
CRE OO as % of Total Capital	**162%**	**198%**	**207%**	**173%**	**191%**	**191%**	**195%**	**192%**

Acquisition, Development, & Construction Trends

	2011	2012	2013	2014	2015	3/31/16	6/30/16	9/30/16
AD&C	**$ 151,218**	**$ 158,361**	**$ 151,868**	**$ 208,769**	**$ 243,267**	**$ 254,254**	**$ 251,144**	**$ 292,721**
AD&C as % of Total Capital	**61%**	**55%**	**44%**	**46%**	**46%**	**46%**	**44%**	**49%**
AD&C as % of Total Portfolio	**8%**	**7%**	**5%**	**6%**	**6%**	**6%**	**6%**	**6%**

22

▪ Strong loan growth while maintaining asset quality discipline Credit Quality 23 OUR NAME IS OUR MISSION. Allowance for Loan Losses / Total Loans Net Charge Offs / Total Average Loans Non - Performing Assets / Total Assets Non - Performing Loans / Total Loans 1.06% 0.69% 0.64% 0.41% 0.26% 0.16% 2011 2012 2013 2014 2015 9/30/16 0.75% 0.44% 0.34% 0.30% 0.18% 0.14% 2011 2012 2013 2014 2015 9/30/16 0.32% 0.24% 0.33% 0.17% 0.13% 0.11% 2011 2012 2013 2014 2015 9/30/16 1.20% 1.11% 1.07% 1.06% 1.03% 1.05% 2011 2012 2013 2014 2015 9/30/16

▪ Consistent earnings results and strong momentum Profitability Metrics 24 OUR NAME IS OUR MISSION . Core Return on Average Assets (1) Core Return on Average Equity (1) Core Return on Average Common Equity (1) Net Interest Margin 1) Core measures in 2015 exclude merger expenses related to the acquisition of Metro Bancshares, Inc. and reserves for losses in un funded loan commitments and letters of credit resulting from our change in methodology for estimating such losses, and in the first quarter of 2014 resulting from a correction of our accounting for vested stock optio ns previously granted to members of our advisory boards in our markets. For a reconciliation of these non - GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation and Management Explanation of Non - GAAP Financial Mea sures" included on page 34 of this presentation. 1.11% 1.30% 1.31% 1.44% 1.42% 1.43% 2011 2012 2013 2014 2015 9/30/16 17.01% 19.41% 18.30% 16.74% 15.73% 16.60% 2011 2012 2013 2014 2015 9/30/16 3.79% 3.80% 3.80% 3.68% 3.75% 3.47% 2011 2012 2013 2014 2015 9/30/16 14.73% 15.81% 15.54% 15.00% 14.96% 16.61% 2011 2012 2013 2014 2015 9/30/16

Efficiency

Servis1st Bank
OUR NAME IS OUR MISSION.

- **Our operating structure and business strategy enable efficient, profitable growth**



Core Efficiency Ratio (1)
Core Non-interest Expense / Average Assets (1)
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
45.54%
41.54%
38.78%
38.86%
40.73%
39.29
1.79%
1.64%
1.51%
1.47%
1.56%
1.41
2011
2012
2013
2014
2015
9/30/16

Core Efficiency Ratio (1) and
Core Non-interest Expense / Average Assets (1)

1) Core measures in 2015 exclude merger expenses related to the acquisition of Metro Bancshares, Inc and reserves for losses in unfunded loan commitments and letters of credit resulting from our change in methodology for estimating such losses, and in the first quarter of 2014 resulting from a correction of our accounting for vested stock options previously granted to members of our advisory boards in our markets. For a reconciliation of these non-GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation and Management Explanation of Non-GAAP Financial Measures" included on page 34 of this presentation.

25

Interest Rate Risk Profile 26 OUR NAME IS OUR MISSION. Change in Net Interest Income Scenario Based on parallel shift in yield curve and a static balance sheet Variable - rate Loans 50% of loans are variable rate Deposit Mix 25% of deposits are held in non - interest bearing demand deposit accounts 3.67% 1.21% 1.83% 6.73% 6.59% 9.40% (4.00%) (2.00%) 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% Up 100 bps Up 200 bps Up 300 bps Year 1 Year 2

Appendix OUR NAME IS OUR MISSION .

Our Regions: Centers for Continued Growth Birmingham, AL ▪ Key Industries: Metals manufacturing, finance, insurance, healthcare services and distribution ▪ Key Employers: Protective Life, HealthSouth Corporation, Vulcan Materials Company, AT&T, and University of Alabama at Birmingham Huntsville, AL ▪ Key Industries: U.S. government, aerospace/defense, commercial and university research ▪ Key Employers: U.S. Army/Redstone Arsenal, Boeing Company, NASA/Marshall Space Flight Center, Intergraph Corporation, ADTRAN, Northrop Grumman, Cinram, SAIC, DirecTV, Lockheed Martin, and Toyota Motor Manufacturing Montgomery, AL ▪ Key Industries : U.S. and state government, U.S. Air Force , automotive manufacturing ▪ Key Employers: Maxwell Gunter Air Force Base, State of Alabama, Baptist Health Systems, Hyundai Motor Manufacturing, and MOBIS Alabama 28 OUR NAME IS OUR MISSION.

Our Regions:
Centers for Continued Growth (cont.)

Servis1st Bank
OUR NAME IS OUR MISSION.

Dothan, AL

- *Key Industries:* Agriculture, manufacturing, and healthcare services
- *Key Employers:* Southeast Alabama Medical Center, Wayne Farms, Southern Nuclear, Michelin Tire, Pemco World Air Services, Globe Motors, and AAA Cooper Transportation

Pensacola, FL

- *Key Industries:* Military, health services, medical technology industries, and tourism
- *Key Employers:* Eglin Air Force Base, Hurlburt Field, Pensacola Whiting Field, Pensacola Naval Air Station and Corry Station, Sacred Heart Health System, West Florida Regional Hospital, Gulf Power Company, University of West Florida, Solutia, and GE Wind Energy

Mobile, AL

- *Key Industries:* Aircraft assembly, aerospace, steel, ship building, maritime, construction, medicine, and manufacturing
- *Key Employers:* Port of Mobile, Infirmary Health Systems, Austal USA, Brookley Aeroplex, ThyssenKrupp, Infirmary Health Systems, University of South Alabama, ST Aerospace Mobile, and EADS

29

Our Regions: Centers for Continued Growth (cont.) Nashville, TN ▪ Key Industries: Healthcare, manufacturing, transportation, and technology ▪ Key Employers: HCA Holdings, Nissan North America, Dollar General Corporation, Asurion , and Community Health Systems Charleston, SC ▪ Key Industries: Maritime, information technology, higher education, military, manufacturing, and tourism ▪ Key Employers: Joint Base Charleston, Medical University of South Carolina, Roper St. Francis Healthcare, Boeing Company, Robert Bosch LLC, Blackbaud , and SAIC Atlanta, GA ▪ Key Industries: Logistics, media, information technology, and entertainment ▪ Key Employers: Coca - Cola Company, Home Depot, Delta Air Lines, AT&T Mobility, UPS, Newell - Rubbermaid, Cable News Network, and Cox Enterprises Tampa Bay, FL ▪ Key Industries: Defense, financial services, information technology, healthcare, transportation, manufacturing, and tourism ▪ Key Employers: Baycare Health System, University of South Florida, Tech Data, Raymond James Financial, Jabil Circuit, HSN, WellCare Health Plans, and Teco Energy OUR NAME IS OUR MISSION. 30

Tax Credit Partnership Investments The Bank has invested in three types of tax credit partnerships which provide loan opportunities and allow for the recognition of tax credits ▪ New Market Tax Credit – designed to encourage private sector equity investments in low income communities ▪ Low Income Housing Tax Credits – designed to encourage private sector investment in the development of affordable rental housing ▪ Historical Tax Credits – designed to encourage the preservation and reuse of historic buildings 31 OUR NAME IS OUR MISSION.

Our Financial Performance: Key Operating and Performance Metrics

Servis1st Bank

OUR NAME IS OUR MISSION.

Dollars in Millions Except per Share Amounts

	For the Year Ended December 31,							
	2009	2010	2011	2012	2013	2014	2015	9/30/16
Balance Sheet								
Total Assets	$1,573	$1,935	$2,461	$2,906	$3,521	$4.099	$5.096	$6.003
Net Loans	$1,192	$1,377	$1,809	$2,337	$2,828	$3.324	$4.173	$4.608
Deposits	$1,432	$1,759	$2,144	$2,512	$3,020	$3.398	$4224	$5.081
Loans / Deposits	84%	79%	85%	94%	95%	99%	99%	91%
Total Equity	$98	$117	$196	$233	$297	$407	$449	$508
Profitability								
Net Income	$5.9	$17.4	$23.4	$34.4	$41.6	$52.3	$63.5	$59.7
Net Income Available to Common	$5.9	$17.4	$23.2	$34.0	$41.2	$51.9	$63.3	$59.7
Core Net Income Available to Common (1)	$5.9	$17.4	$23.2	$34.0	$41.2	$53.6	$65.0	$59.7
Core ROAA (1)	0.43%	1.04%	1.12%	1.31%	1.32%	1.44%	1.42%	1.43%
Core ROAE (1)	6.33%	15.86%	14.86%	15.99%	15.70%	15.00%	14.96%	16.61%
Core ROACE (1)	6.33%	15.86%	17.01%	19.41%	18.30%	16.74%	15.73%	16.60%
Net Interest Margin	3.31%	3.94%	3.79%	3.80%	3.80%	3.68%	3.75%	3.47%
Core Efficiency Ratio (1)	59.93%	45.51%	45.54%	41.54%	38.78%	38.86%	40.73%	39.29%
Capital Adequacy								
Tangible Common Equity to Tangible Assets (2)	6.20%	6.05%	6.35%	6.65%	7.31%	8.96%	8.54%	8.23%
Common Equity Tier 1 Capital Ratio	NA	NA	NA	NA	NA	NA	9.72%	9.91%
Tier I Leverage Ratio	6.97%	7.77%	9.17%	8.43%	8.48%	9.91%	8.55%	8.20%
Tier I Capital Ratio	8.89%	10.22%	11.39%	9.89%	10.00%	11.75%	9.73%	9.92%
Total Risk-Based Capital Ratio	10.48%	11.82%	12.79%	11.78%	11.73%	13.38%	11.95%	12.03%
Asset Quality								
NPAs / Assets	1.57%	1.10%	1.06%	0.69%	0.64%	0.41%	0.26%	0.16%
NCOs / Average Loans	0.60%	0.55%	0.32%	0.24%	0.33%	0.17%	0.13%	0.11%
Loan Loss Reserve / Gross Loans	1.24%	1.30%	1.20%	1.11%	1.07%	1.06%	1.03%	1.05%
Per Share Information								
Common Shares Outstanding	16,540,446	16,582,446	17,796,546	18,806,436	22,050,036	24,801,518	25,972,698	26,305,448
Book Value per Share	$5.90	$7.06	$8.78	$10.28	$11.67	$14.81	$17.29	19.31
Tangible Book Value per Share (2)	$5.90	$7.06	$8.78	$10.28	$11.67	$14.81	$16.70	18.73
Diluted Earnings per Share	$0.34	$0.95	$1.18	$1.66	$1.90	$2.09	$2.39	2.23
Core Diluted Earnings per Share (1)	$0.34	$0.95	$1.18	$1.66	$1.90	$2.16	$2.46	2.23

1) Core measures in 2015 exclude merger expenses related to the acquisition of Metro Bancshares, Inc. and reserves for losses in unfunded loan commitments and letters of credit resulting from our change in methodology for estimating such losses, and in the first quarter of 2014 resulting from a correction of our accounting for vested stock options previously granted to members of our advisory boards in our markets. For a reconciliation of these non-GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation and Management Explanation of Non-GAAP Financial Measures" included on page 34 of this presentation.

2) Non-GAAP financial measures. "Tangible Common Equity to total tangible Assets" and "Tangible Book value per Share" are not measures of financial performance recognized by generally accepted accounting principles in the United States, or GAAP.

32

Our Financial Performance: Asset Quality

Servis1st Bank
OUR NAME IS OUR MISSION.

Dollars in Thousands	2009	2010	2011	2012	2013	2014	2015	9/30/16
	Year Ended December 31,							
Nonaccrual Loans:								
1-4 Family	265	202	670	453	1,878	1,596	198	255
Owner-Occupied Commercial Real Estate	909	635	792	2,786	1,435	683	--	1,439
Other Real Estate Loans	615	--	693	240	243	959	1,619	408
Commercial, Financial & Agricultural	2,032	2,164	1,179	276	1,714	172	1,918	1,169
Construction	8,100	10,722	10,063	6,460	3,749	5,049	4,000	3,376
Consumer	--	624	375	135	602	666	31	–
Total Nonaccrual Loans	11,921	14,347	13,772	10,350	9,621	9,125	7,766	6,647
Total 90+ Days Past Due and Accruing	267	--	–	8	115	925	1	43
Total Nonperforming Loans	12,188	14,347	13,772	10,358	9,736	10,050	7,767	6,690
Other Real Estate Owned and Repossessions	12,525	6,966	12,305	9,721	12,861	6,840	5,392	3,035
Total Nonperforming Assets	24,713	21,313	26,077	20,079	22,597	16,890	13,159	9,725
Troubled Debt Restructurings (Accruing):								
1-4 Family	--	--	–	1,709	8,225	–	--	–
Owner-Occupied Commercial Real Estate	845	--	2,785	3,121	--	–	--	–
Other Real Estate Loans	--	--	331	302	285	1,663	253	219
Commercial, Financial & Agricultural	--	2,398	1,369	1,168	962	6,632	6,618	6,519
Construction	--	--	–	3,213	217	–	--	–
Consumer	--	--	–	--	--	–	--	–
Total Troubled Debt Restructurings (Accruing)	845	2,398	4,485	9,513	9,689	8,295	6,871	6,738
Total Nonperforming Assets & Troubled Debt Restructurings (Accruing)	25,558	23,711	30,562	29,592	32,286	25,185	20,030	16,463
Total Nonperforming Loans to Total Loans	1.01%	1.03%	0.75%	0.44%	0.34%	0.30%	0.18%	0.14%
Total Nonperforming Assets to Total Assets	1.57%	1.10%	1.06%	0.69%	0.64%	0.41%	0.26%	0.16%
Total Nonperforming Assets and Troubled Debt Restructurings (Accruing) to Total Assets	1.62%	1.23%	1.24%	1.02%	0.92%	0.61%	0.39%	0.27%

33

Our Financial Performance: Loan Loss Reserve and Charge-Offs

Servis1st Bank
OUR NAME IS OUR MISSION.

Dollars in Thousands	Year Ended December 31, 2009	2010	2011	2012	2013	2014	2015	9/30/16
Allowance for Loan Losses:								
Beginning of Year	$ 10,602	$ 14,737	$ 18,077	$ 22,030	$ 26,258	$ 30,663	$ 35,629	$ 43,419
Charge-Offs:								
Commercial, Financial and Agricultural	(2,616)	(1,667)	(1,096)	(1,106)	(1,932)	(2,311)	(3,802)	(2,732)
Real Estate - Construction	(3,322)	(3,488)	(2,594)	(3,088)	(4,829)	(1,267)	(667)	(815)
Real Estate - Mortgage:	(531)	(1,775)	(1,096)	(660)	(241)	(1,965)	(1,104)	(335)
Consumer	(207)	(278)	(867)	(901)	(210)	(228)	(171)	(130)
Total Charge-Offs	(6,676)	(7,208)	(5,653)	(5,755)	(9,012)	(5,771)	(5,744)	(4,012)
Recoveries:								
Commercial, Financial and Agricultural	0	97	361	125	66	48	279	39
Real Estate - Construction	108	53	180	58	296	322	238	64
Real Estate - Mortgage:	3	32	12	692	36	74	169	100
Consumer	15	16	81	8	11	34	1	0
Total Recoveries	126	198	634	883	409	478	687	203
Net Charge-Offs	(6,550)	(7,010)	(5,019)	(4,872)	(8,603)	(5,293)	(5,057)	(3,809)
Provision for Loan Losses Charged to Expense	10,685	10,350	8,972	9,100	13,008	10,259	12,847	9,323
Allowance for Loan Losses at End of Period	$ 14,737	$ 18,077	$ 22,030	$ 26,258	$ 30,663	$ 35,629	$ 43,419	$ 48,933
As a Percent of Year to Date Average Loans:								
Net Charge-Offs	0.60%	0.55%	0.32%	0.24%	0.33%	0.17%	0.13%	0.11%
Provision for Loan Losses	1.00%	0.81%	0.57%	0.45%	0.50%	0.34%	0.34%	0.28%
Allowance for Loan Losses As a Percentage of:								
Loans	1.24%	1.30%	1.20%	1.11%	1.07%	1.06%	1.03%	1.05%

34

GAAP Reconciliation and Management Explanation of Non-GAAP Financial Measures

Servis1st Bank
OUR NAME IS OUR MISSION.

We recorded expenses of $2.1 million for the first quarter of 2015 related to the acquisition of Metro Bancshares, Inc. and the merger of Metro Bank with and into the Bank, and recorded an expense of $500,000 resulting from the initial funding of reserves for unfunded loan commitments as of March 31, 2015, consistent with guidance provided in the Federal Reserve Bank's Inter-agency Policy Statement SR 06-17. We recorded a non-routine expense of $703,000 for the first quarter of 2014 resulting from the correction of our accounting for vested stock options previously granted to members of our advisory boards in our Dothan, Huntsville and Montgomery, Alabama markets. This change in accounting treatment is a non-cash item and does not impact our operating activities or cash from operations. The non-GAAP financial measures included in this presentation release of our results are "core net income available to common stockholders," "core diluted earnings per share," "core return on average assets", "core return on average common stockholders' equity", "core return on average stockholders' equity", "core efficiency ratio", and "core non-interest expense." Each of these seven core financial measures excludes the impact of the merger expenses, the initial funding of a reserve for unfunded loan commitments, and the non-routine expense attributable to the correction of our accounting for vested stock options. None of the other periods included in this presentation are affected by such non-routine expenses.

"Core net income available to common stockholders" is defined as net income available to common stockholders, adjusted by the net effect of the non-routine expense.
"Core diluted earnings per share" is defined as net income available to common stockholders, adjusted by the net effect of the non-routine expense, divided by weighted average diluted shares outstanding.
"Core return on average assets" is defined as net income, adjusted by the net effect of the non-routine expense, divided by average total assets.
"Core return on average common stockholders' equity" is defined as net income, adjusted by the net effect of the non-routine expense, divided by average common stockholders' equity.
"Core return of average stockholders' equity" is defined as net income, adjusted by the net effect of the non-routine expense, divided by average total stockholders' equity.
"Core efficiency ratio" is defined as non-interest expense, adjusted by the effect of the non-routine expense, divided by the sum of net interest income and non-interest income.
"Core non-interest expense" is defined as non-interest expense, adjusted by the effect of the non-routine expense.

We believe these non-GAAP financial measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however, we acknowledge that these non-GAAP financial measures have a number of limitations. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies, including those in our industry, use. The following reconciliation table provides a more detailed analysis of the non-GAAP financial measures for the twelve month comparative periods ended December 31, 2015 and 2014 included in this presentation. Dollars are in thousands, except share and per share data.

35

GAAP Reconciliation

Servis1st Bank
OUR NAME IS OUR MISSION.

Dollars in Thousands	As Of and For the Period Ended September 30, 2016	As Of and For the Year Ended December 31, 2015	As Of and For the Year Ended December 31, 2014
Provision for income taxes - GAAP		$ 25,465	$ 21,601
Adjustments:			
Adjustment for non-routine expense		829	865
Core provision for income taxes		$ 26,294	$ 22,466
Return on average assets - GAAP		1.38 %	1.39 %
Net income - GAAP		$ 63,540	$ 52,377
Adjustments:			
Adjustment for non-routine expense		1,767	1,612
Core net income		$ 65,307	$ 53,989
Average assets		$ 4,591,861	$ 3,758,184
Core return on average assets		1.42 %	1.44 %
Return on average common stockholders' equity		14.56 %	14.43 %
Net income available to common stockholders - GAAP		$ 63,260	$ 51,946
Adjustments:			
Adjustment for non-routine expense		1,767	1,612
Core net income available to common stockholders		$ 65,027	$ 53,558
Average common stockholders' equity		$ 413,445	$ 320,005
Core return on average common stockholders' equity		15.73 %	16.74 %
Earnings per share - diluted - GAAP		$ 2.39	$ 2.09
Weighted average shares outstanding, diluted		26,442,554	24,818,221
Core diluted earnings per share		$ 2.46	$ 2.16
Book value per share	$ 19.31	$ 17.29	$ 14.81
Total common stockholders' equity - GAAP	507,866	449,147	367,255
Adjustments:			
Adjusted for goodwill and other identifiable intangible assets	15,073	15,330	-
Tangible common stockholders' equity	$ 492,793	$ 433,817	$ 367,255
Tangible book value per share	$ 18.73	$ 16.70	$ 14.81
Stockholders' equity to total assets	8.46 %	8.81 %	9.94 %
Total assets - GAAP	$ 6,002,621	$ 5,095,509	$ 4,098,679
Adjustments:			
Adjusted for goodwill and other identifiable intangible assets	15,073	15,330	-
Total tangible assets	$ 5,987,548	$ 5,080,179	$ 4,098,679
Tangible common equity to total tangible assets	8.23 %	8.54 %	8.96 %

36